Acquisition and Disposition	12 Months Ended
Dec. 31, 2011
Acquisition and Disposition

NOTE 3. ACQUISITION AND DISPOSITION

Acquisition

As discussed in Note 1, on September 29, 2010, CapTerra acquired a 90% general partnership (“GP”) interest in NexCore Group LP which was accounted for as a reverse acquisition. Immediately prior to the Acquisition, CapTerra issued shares of Common Stock to two related private investment companies which previously provided financing to CapTerra, GDBA and BOCO for $5.0 million in cash and converted all subordinated debt in excess of the real estate asset value to Common Stock. CapTerra’s remaining assets and liabilities just prior to the transaction were $5.0 million in cash, approximately $7.2 million of real estate assets and approximately $7.2 million of debt.

The purchase consideration consisted of exchanging the respective GP and limited partnership (“LP”) interests in NexCore Group LP for 22,500,000 shares of CapTerra’s common stock which was valued at approximately $5.0 million. CapTerra’s common stock was thinly traded prior to the business combination and therefore was concluded to be inactive and furthermore transactions in CapTerra’s common stock were not considered orderly. Accordingly, the stock price was not considered to be a reasonable indication of fair value. In accordance with ASC 820-10-35-32 and 33, we valued the consideration based on the income approach which takes into account the net cash flows expected to be realized from the business. Because there was no value to the on-going business model of CapTerra, the present value of the future cash flows approximated the net assets (cash value of $5.0 million) of CapTerra immediately prior to the acquisition. WestMountain Asset Management, Inc. (“WestMountain”) an affiliate of BOCO, was issued a warrant to purchase 1,645,000 shares of Common Stock at an exercise price of $0.001 per share, in exchange for consulting services that WestMountain provided in connection with the Acquisition. The warrant was exercised on December 28, 2010.

Pursuant to the Acquisition, the surviving company, NexCore Healthcare Capital Corp (formerly CapTerra), is required to issue an additional 8,000,000 shares of Common Stock if there is not a specified amount of net operating loss carryforwards for state and Federal income tax purposes (collectively, the “NOLs”) for use during the period from the date of the Acquisition to January 1, 2014 (the “NOL Shares.”) If required, the NOL Shares will be issued to each former NexCore Group LP partner in proportion to the amount of shares such partner received pursuant to the Acquisition. The determination of our NOLs will be based on our Federal income tax return for the year ended December 31, 2013. As of December 31, 2011, we do not consider the issuance of these shares probable. As such, we have not recorded any contingent consideration for possible issuance of these shares as of December 31, 2011.

As a result of the Acquisition, the combined company recorded noncontrolling interests of approximately $411,000 representing the pre-acquisition value of the 10% limited partnership interest in NexCore Group LP, and received de minimum amounts of property and equipment, prepaid assets, and accrued liabilities.

Previously, both CapTerra and NexCore Group LP had, and continue to have, fiscal calendar year ends. As of the date of the Acquisition, CapTerra’s former operations were discontinued and the surviving company continued NexCore Group LP’s existing business as a national leader in the field of healthcare real estate development and management. NexCore Group LP was originally created in 2004 to provide real estate solutions to hospitals and healthcare systems through a national platform for the development, ownership and management of healthcare real estate. During 2011, CapTerra changed its name to NexCore Healthcare Capital Corp.

The Company incurred acquisition costs of approximately $190,000 for the year ended December 31, 2010, which are included in “Selling, general and administrative” expenses in the Consolidated Statements of Operations. The Acquisition was accounted for under the purchase method of accounting in accordance with ASC Topic 805: Business Combinations. The transaction has been accounted for as a reverse acquisition, thus the historical operating results, cash flows and financial position presented in the Consolidated Balance Sheets and Statements of Operations are those of NexCore Group LP and consolidated subsidiaries. The accumulated deficit of NexCore Group LP has been carried forward and the equivalent number of shares have been retroactively adjusted as if the combination occurred on the first day of the earliest period presented based upon the exchange ratio for the Acquisition. The Acquisition was accounted for as a reverse acquisition because (1) the former NexCore Group LP partners have the ability to elect the majority of the members of the board of directors, (2) the management of the combined company will consist primarily of the former senior management of NexCore Group LP and (3) the former partners of NexCore Group LP hold a large minority voting interest in the combined company and have deposited their shares into a combined voting trust where they will vote together.

The assets and liabilities of CapTerra were recorded at their fair values which approximated their purchase price, and accordingly, no resulting intangibles or goodwill was recorded in connection with the Acquisition. The approximate estimated fair value of CapTerra’s assets and liabilities consisted of the following at the date of the Acquisition:

Fair Value of the Assets and Liabilities Acquired
Cash and cash equivalents	$5,009,000
Real estate held for sale	7,191,000
Miscellaneous assets and liabilities	(9,000)
Senior subordinated revolving notes, related party	(3,222,000)
Notes payable	(3,942,000)

Total	$5,027,000

There are no amounts of revenue or expenses included in the Consolidated Statements of Operations related to CapTerra prior to the Acquisition. Pro forma financial results of the combined company with the consolidated subsidiaries as of December 31, 2010 is as follows:

For the Year Ended December 31, 2010

Pro forma revenue	$9,401,551
Pro forma net loss	(5,496,889)
Pro forma net loss per share – basic and diluted	(0.18)

Disposition

As of December 31, 2010, the Company had nine non-medical properties classified as real estate held for sale totaling $7,191,821, three of which, representing a total cost of $3,506,054, were completed projects and six of which, representing a total cost of $3,685,767, were vacant land parcels. These non-medical properties were all related to the legacy CapTerra business. Pursuant to the Acquisition, it was determined that all non-medical real estate assets would be disposed of by the surviving company in order to continue to focus on healthcare real estate.

On March 25, 2011, the Company transferred its interests in the nine subsidiaries holding these real estate assets to CDA, a subsidiary of BOCO, in exchange for assuming the Company’s related party senior notes with BOCO and GDBA and the credit facility with First Citizens Bank. The transaction resulted in a loss of $13,461. All debt assumed by CDA was no longer an obligation of the Company as of March 25, 2011. CDA also assumed all future contingencies related to this transaction.

We estimated the fair value of the real estate using income and market valuation techniques and additional information such as broker estimates, purchase prices for recent transactions on comparable assets and net operating income analysis using observable and unobservable inputs such as capitalization rates, asset quality grading, geographic location analysis and local supply and demand observations. For certain properties classified as held for sale, we also assessed fair value based on the contract sales price when we believe it is representative of the fair value less estimated selling costs.